Exhibit 99.1

The Digital Engagement Company

Bridgeline Announces Financial Results for the Fourth Quarter of Fiscal 2020

Recurring Revenue Increases by 20%

Positive Net Income, Operating Income and Adjusted EBITDA

Woburn, Mass., December 23, 2020 - Bridgeline Digital, Inc. (NASDAQ: BLIN), The Digital Engagement Company, today announced financial results for its fiscal fourth quarter ended September 30, 2020.

“In our Fourth quarter, the Company continued improving its recurring revenue while maintaining profitability,” said Ari Kahn, Bridgeline’s President and Chief Executive Officer. “In addition to our App Sales, which have hit a new high, we won multiple Enterprise Platform customers including a global franchise who committed to a multi-year agreement valued at more than $650,000 to power more than 200 websites with Bridgeline’s Unbound Franchise software.”

“Bridgeline continues to evaluate opportunities to acquire accretive, small software companies that sell Apps to provide added value to its growing customer base and drive cross-sell opportunities. Bridgeline evaluates several opportunities monthly and is careful to select candidates who fulfill its strategic and financial goals.”

Fourth Quarter Summary:

●

Total revenue, which is comprised of License and Services revenue, was consistent at $2.7 million for the quarters ended September 30, 2020 and 2019. License revenue grew by 20% and Services decreased by 31%.

●

Subscription and perpetual licenses revenue, which is comprised of SaaS licenses, maintenance and hosting revenue and perpetual license revenue increased 20% to $2 million for the quarter ended September 30, 2020, from $1.7 million for the same period in 2019. As a percentage of total revenue, Subscription and perpetual license revenue increased 12% to 74% of total revenue for the quarter ended September 30, 2020, compared to 62% for the same period in 2019.

●

Services revenue decreased $314,000 to $701,000 for the quarter ended September 30, 2020 as compared to $1 million for the same period in 2019. As a percentage of total revenue, Services revenue accounted for 26% of total revenue for the quarter ended September 30, 2020, compared to 38% for the same period in 2019.

●

Gross profit increased 16% or $253,000 to $1.8 million for the quarter ended September 30, 2020 as compared to $1.6 million for the same period in 2019. Cost of revenue decreased 21% or $236,000 to $885,000 for the quarter ended September 30, 2020 compared to $1.1 million for the same period in 2019. Gross margin increased to 67% for the quarter ended September 30, 2020, compared to 58% for the same period in 2019. Subscription and perpetual licenses gross margin were 76% for three months ended September 30, 2020 as compared to 59% for the same period in 2019. Services gross margin were 43% for the three months ended September 30, 2020 as compared to 57% for the same period in 2019.

●

Operating expenses decreased 46% or $1.4 million to $1.7 million for the quarter ended September 30, 2020 from $3.1 million for the same period in 2019. Included within the quarterly totals as of September 30, 2020 are the net benefits and overall efficiencies of the previously announced reduction of our U.S. and Canada operations by eliminating redundancies and combining certain responsibilities and functions. Included within the quarter ended September 2019 results are acquisition charges of $35,000 related to the acquisition of Stantive and Celebros, respectively.

●	Operating income for the quarter ended September 30, 2020 is $164,000 as compared to an operating loss of $1.5 million for the same period in 2019.

●

Net income applicable to common shareholders for the fiscal quarter ended September 30, 2020 is $1.1 million, compared to net income of $619,000 for the same period in 2019. Included within the net income for the three months ended September 30, 2020 was the non-cash loss of $50,000 attributable to the change in fair value of certain derivative warrant liabilities offset by the government grant income of $960,000 related to the forgiveness of the PPP loan. For the three months ended September 30, 2019, the net gain attributable to the change in fair value of certain derivative warrant liabilities was $2.2 million offset by the dividend on convertible preferred stock of $73,000, respectively.

Year to Date Summary:

●

Total revenue, which is comprised of License and Services revenue, increased 10% to $11 million for the twelve months ended September 30, 2020, as compared to $10 million for the same period in 2019. License revenue grew by 29% and Services decreased by 17%.

●

Subscription and perpetual licenses revenue, which is comprised of SaaS licenses, maintenance and hosting revenue and perpetual license revenue increased 29% to $7.5 million for the twelve months ended September 30, 2020, from $5.8 million for the same period in 2019. As a percentage of total revenue, Subscription and perpetual licenses revenue increased 10% to 69% of total revenue for the twelve months ended September 30, 2020, compared to 59% for the same period in 2019.

●

Services revenue decreased $708,000 to $3.4 million for the twelve months ended September 30, 2020 as compared to $4.1 million for the same period in 2019. As a percentage of total revenue, Services revenue decreased 10% to 31% of total revenue for the twelve months ended September 30, 2020, compared to 41% for the same period in 2019.

●

Gross profit increased 39% or $1.8 million to $6.4 million for the twelve months ended September 30, 2020 as compared to $4.6 million for the same period in 2019. Cost of revenue decreased 16% or $853,000 to $4.5 million for the twelve months ended September 30, 2020 compared to $5.4 million for the same period in 2019. Gross margin increased to 59% for the twelve months ended September 30, 2020, compared to 46% for the same period in 2019. Subscription and perpetual licenses gross margin were 64% for twelve months ended September 30, 2020 as compared to 44% for the same period in 2019. Services gross margin were 46% for the twelve months ended September 30, 2020 as compared to 50% for the same period in 2019.

●

Operating expenses decreased 49% or $7.6 million to $8.1 million for the twelve months ended September 30, 2020 from $15.7 million for the same period in 2019. Included within the twelve month totals as of September 30, 2020 are restructuring charges of $366,000 which reflect the net benefits and overall efficiencies of the previously announced reduction of our U.S. and Canada operations by eliminating redundancies and combining certain responsibilities and functions. Included within the twelve months ended September 2019 results are acquisition charges of $1.1 million related to the acquisition of Stantive and Celebros and a goodwill impairment charge of $3.7 million respectively.

●

Net loss applicable to common shareholders for the twelve months ended September 30, 2020 is $2.1 million, compared to $9.8 million for the same period in 2019. Included within the net loss for the twelve months ended September 30, 2020 is a non-cash gain of $1million attributable to the change in fair value of certain derivative warrant liabilities, government grant income of $960,000 related to the forgiveness of the PPP loan and a deemed dividend expense on the amendment of convertible preferred stock of $2.3 million. For the twelve months ended September 30, 2019, the net gain attributable to the change in fair value of certain derivative warrant liabilities was $2.1 million. offset by the dividend on convertible preferred stock of $315,000, respectively.

Financial Results

Fourth Quarter

Total revenue, which is comprised of License and Services revenue, was consistent at $2.7 million for the quarters ended September 30, 2020 and 2019. License revenue grew by 20% and Services decreased by 31%. Subscription and perpetual licenses revenue, which is comprised of SaaS licenses, maintenance and hosting revenue and perpetual license revenue increased 20% to $2 million for the quarter ended September 30, 2020, from $1.7 million for the same period in 2019. As a percentage of total revenue, Subscription and perpetual license revenue increased 12% to 74% of total revenue for the quarter ended September 30, 2020, compared to 62% for the same period in 2019. Services revenue decreased $314,000 to $701,000 for the quarter ended September 30, 2020 as compared to $1 million for the same period in 2019. As a percentage of total revenue, Services revenue accounted for 26% of total revenue for the quarter ended September 30, 2020, compared to 38% for the same period in 2019.

Gross profit increased 16% or $253,000 to $1.8 million for the quarter ended September 30, 2020 as compared to $1.6 million for the same period in 2019. Cost of revenue decreased 21% or $236,000 to $885,000 for the quarter ended September 30, 2020 compared to $1.1 million for the same period in 2019. Gross margin increased to 67% for the quarter ended September 30, 2020, compared to 58% for the same period in 2019. Subscription and perpetual licenses gross margin were 76% for three months ended September 30, 2020 as compared to 59% for the same period in 2019. Services gross margin were 43% for the three months ended September 30, 2020 as compared to 57% for the same period in 2019.

Operating expenses decreased 46% or $1.4 million to $1.7 million for the quarter ended September 30, 2020 from $3.1 million for the same period in 2019. Included within the quarterly totals as of September 30, 2020 are the net benefits and overall efficiencies of the previously announced reduction of our U.S. and Canada operations by eliminating redundancies and combining certain responsibilities and functions. Included within the quarter ended September 2019 results are acquisition charges of $35,000 related to the acquisition of Stantive and Celebros, respectively.

Operating income for the quarter ended September 30, 2020 is $164,000 as compared to an operating loss of $1.5 million for the same period in 2019.

Net income applicable to common shareholders for the fiscal quarter ended September 30, 2020 is $1.1 million, compared to net income of $619,000 for the same period in 2019. Included within the net income for the three months ended September 30, 2020 was the non-cash loss of $50,000 attributable to the change in fair value of certain derivative warrant liabilities offset by the government grant income of $960,000 related to the forgiveness of the PPP loan. For the three months ended September 30, 2019, the net gain attributable to the change in fair value of certain derivative warrant liabilities was $2.2 million offset by the dividend on convertible preferred stock of $73,000, respectively.

Adjusted EBITDA gain for the quarter ended September 30, 2020 is $455,000 or $0.10 per diluted share, compared to a loss of $1.2 million or $0.41 per diluted share for the same period in 2019.

Year to Date

Total revenue, which is comprised of License and Services revenue, increased 10% to $11 million for the twelve months ended September 30, 2020, as compared to $10 million for the same period in 2019. License revenue grew by 29% and Services decreased by 17%. Subscription and perpetual licenses revenue, which is comprised of SaaS licenses, maintenance and hosting revenue and perpetual license revenue increased 29% to $7.5 million for the twelve months ended September 30, 2020, from $5.8 million for the same period in 2019. As a percentage of total revenue, Subscription and perpetual licenses revenue increased 10% to 69% of total revenue for the twelve months ended September 30, 2020, compared to 59% for the same period in 2019. Services revenue decreased $708,000 to $3.4 million for the twelve months ended September 30, 2020 as compared to $4.1 million for the same period in 2019. As a percentage of total revenue, Services revenue decreased 10% to 31% of total revenue for the twelve months ended September 30, 2020, compared to 41% for the same period in 2019.

Gross profit increased 39% or $1.8 million to $6.4 million for the twelve months ended September 30, 2020 as compared to $4.6 million for the same period in 2019. Cost of revenue decreased 16% or $853,000 to $4.5 million for the twelve months ended September 30, 2020 compared to $5.4 million for the same period in 2019. Gross margin increased to 59% for the twelve months ended September 30, 2020, compared to 46% for the same period in 2019. Subscription and perpetual licenses gross margin were 64% for twelve months ended September 30, 2020 as compared to 44% for the same period in 2019. Services gross margin were 46% for the twelve months ended September 30, 2020 as compared to 50% for the same period in 2019.

Operating expenses decreased 49% or $7.6 million to $8.1 million for the twelve months ended September 30, 2020 from $15.7 million for the same period in 2019. Included within the twelve month totals as of September 30, 2020 are restructuring charges of $366,000 which reflect the net benefits and overall efficiencies of the previously announced reduction of our U.S. and Canada operations by eliminating redundancies and combining certain responsibilities and functions. Included within the twelve months ended September 2019 results are acquisition charges of $1.1 million related to the acquisition of Stantive and Celebros and a goodwill impairment charge of $3.7 million respectively.

Net loss applicable to common shareholders for the twelve months ended September 30, 2020 is $2.1 million, compared to $9.8 million for the same period in 2019. Included within the net loss for the twelve months ended September 30, 2020 is a non-cash gain of $1 million attributable to the change in fair value of certain derivative warrant liabilities, government grant income of $960,000 related to the forgiveness of the PPP loan and a deemed dividend expense on the amendment of convertible preferred stock of $2.3 million. For the twelve months ended September 30, 2019, the net gain attributable to the change in fair value of certain derivative warrant liabilities was $2.1 million. offset by the dividend on convertible preferred stock of $315,000, respectively.

Adjusted EBITDA loss for the twelve months ended September 30, 2020 is $128,000 or $0.04 per diluted share, compared to $5.4 million or $4.49 per diluted share for the same period in 2019.

Conference Call:

Bridgeline Digital, Inc. will hold a conference call today, December 23, 2020 at 8:30 a.m. Eastern Time to discuss these results. The Company's President and Chief Executive Officer, Ari Kahn and Chief Financial Officer, Mark G. Downey will host the call, followed by a question and answer period.

The details of the conference call and replay are as follows:

What:	Bridgeline Digital Fourth Quarter 2020 Earnings Call
When:	Wednesday, December 23, 2020
Time:	8:30 a.m. ET
Live Call:	(877) 837-3910, domestic
(973) 796-5077, international
Replay:	(855) 859-2056
(404) 537-3406
Conference ID:	5146118

Please call the conference telephone number 5 – 10 minutes prior to the start time. An operator will register your name and organization.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP adjusted net income/(loss), non-GAAP adjusted earnings/(loss) per diluted share, Adjusted EBITDA and Adjusted EBITDA per diluted share.

Non-GAAP adjusted net income/(loss) and non-GAAP adjusted earnings/(loss) per diluted share are calculated as net income/(loss) or net income/(loss) per share on a diluted basis, excluding, where applicable, amortization of intangible assets, non-cash stock-based compensation, goodwill impairment charges, restructuring and acquisition-related costs, preferred stock dividends and any related tax effects.

Adjusted EBITDA and Adjusted EBITDA per diluted share are defined as earnings before interest, taxes, depreciation and amortization, non-cash stock-based compensation charges, goodwill impairment charges, restructuring and acquisition-related costs, changes in fair value of derivative liabilities and warrant expense, amortization of debt discounts, preferred stock dividends and any related tax effects. Bridgeline uses non-GAAP adjusted net income/(loss) and Adjusted EBITDA as supplemental measures of our performance that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”).

Bridgeline’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Bridgeline management presents non-GAAP financial measures in connection with GAAP results. Bridgeline urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which is included in this press release, and not to rely on any single financial measure to evaluate Bridgeline's financial performance.

Our definitions of non-GAAP adjusted net income/(loss) and Adjusted EBITDA may differ from and therefore may not be comparable with similarly titled measures used by other companies, thereby limiting their usefulness as comparative measures. As a result of the limitations that non-GAAP adjusted net income and Adjusted EBITDA have as an analytical tool, investors should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP.

Safe Harbor for Forward-Looking Statements

Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These statements appear in a number of places in this press release and include statements regarding the intent, belief or current expectations of Bridgeline Digital, Inc. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, including, but not limited to, the impact of the COVID – 19 pandemic and related public health measures that may affect our financial results; business operations and the business of our customers, suppliers and partners; our ability to retain and upgrade current customers, increasing our recurring revenue, our ability to attract new customers, our revenue growth rate; our history of net loss and our ability to achieve or maintain profitability, our liability for any unauthorized access to our data or our users’ content, including through privacy and data security breaches; any decline in demand for our platform or products; changes in the interoperability of our platform across devices, operating systems, and Fourth party applications that we do no control; competition in our markets; our ability to respond to rapid technological changes, extend our platform, develop new features or products, or gain market acceptance for such new features or products, particularly in light of potential disruptions to the productivity of our employees resulting from remote work; our ability to manage our growth or plan for future growth, and our acquisition of other businesses and the potential of such acquisitions to require significant management attention, disrupt our business, or dilute stockholder value; the volatility of the market price of our common stock, the ability to maintain our listing on the NASDAQ Capital Market, or our ability to maintain an effective system of internal controls as well as other risks described in our filings with the Securities and Exchange Commission. Any of such risks could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Bridgeline Digital, Inc. assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release, except as required by applicable law.

About Bridgeline Digital

Bridgeline Digital, The Digital Engagement Company, helps customers maximize the performance of their omni-channel digital experience from websites and intranets to online stores and campaigns. Bridgeline’s Unbound platform is a Digital Experience Platform (DXP) that deeply integrates Web Content Management, eCommerce, Marketing Automation, Site Search, Authenticated Portals, Social Media Management, Translation, Locator Pages and Web Analytics to help the goal of assisting marketers to help organizations deliver digital experiences that attract, engage, nurture and convert their customers across all channels and streamline business operations. OrchestraCMS is the only content and digital experience platform built 100% native on Salesforce. OrchestraCMS helps Salesforce create digital experiences for their customers and partners; combining content with business data, processes and applications across multiply channels and device including Salesforce Communities, social media, portals, intranets, websites, applications and services. Celebros Search is a commerce oriented, site search product that provides for Natural Language Processing with artificial intelligence (AI) to present very relevant search results in seven languages. Headquartered in Woburn, MA., Bridgeline customers range from small- and medium-sized organizations to Fortune 1000 companies. To learn more, please visit www.bridgeline.com or call (800) 603-9936.

Contact:

Company Contact

Bridgeline Digital, Inc.

Mark G. Downey

Chief Financial Officer

(631) 203-6820

mdowney@bridgeline.com

BRIDGELINE DIGITAL, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(Dollars in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	September 30		September 30
	2020	2019	2020	2019
Reconciliation of GAAP net income/(loss) to non-GAAP adjusted net income/(loss):
GAAP net income/(loss)	$1,068	$619	$(2,094)	$(9,789)
Amortization of intangible assets	213	234	891	544
Stock-based compensation	61	39	194	249
Goodwill impairment charge	-	-	-	3,732
Restructuring and acquisition-related charges	(7)	35	366	1,053
Convertible Preferred stock dividends	-	73	2,420	315
Non-GAAP adjusted net income/(loss)	$1,335	$1,000	$1,777	$(3,896)

Reconciliation of GAAP net earnings/(loss) per diluted share to non-GAAP adjusted net earnings/(loss) per diluted share:
GAAP net income/(loss)	$0.24	$0.21	$(0.59)	$(8.16)
Amortization of intangible assets	0.05	0.08	0.25	0.45
Stock-based compensation	0.01	0.01	0.05	0.21
Goodwill impairment charge	-	-	-	3.11
Restructuring and acquisition-related charges	(0.00)	0.01	0.10	0.88
Convertible Preferred stock dividends	-	0.03	0.68	0.26
Non-GAAP adjusted net earnings/(loss) per diluted share	$0.29	$0.34	$0.50	$(3.25)

Reconciliation of GAAP net income/(loss) to Adjusted EBITDA:
GAAP net income/(loss)	$1,068	$619	$326	$(9,789)
Provision for income tax	2	(3)	11	4
Interest and other expense, net	4	(1)	7	303
Government grant income	(960)	-	(960)	-
Amortization of debt discount	-	-	-	231
Change in fair value of warrants	50	(2,212)	(1,028)	(13,404)
Warranty liability expense	-	-	-	11,272
Amortization of intangible assets	213	234	891	544
Depreciation	21	16	61	66
Goodwill impairment charge	-	-	-	3,732
Restructuring and acquisition-related charges	(7)	35	366	1,053
Other amortization	3	7	16	39
Stock-based compensation	61	39	194	249
Convertible Preferred stock dividends	-	73	-	315
Adjusted EBITDA	$455	$(1,193)	$(116)	$(5,385)

Reconciliation of GAAP net earnings/(loss) per diluted share to Adjusted EBITDA per diluted share:
GAAP net income/(loss)	$0.24	$0.21	$0.09	$(8.16)
Provision for income tax	0.00	(0.00)	0.00	0.00
Interest and other expense, net	0.00	(0.00)	0.00	0.25
Government grant income	(0.21)	-	(0.27)	-
Amortization of debt discount	-	-	-	0.19
Change in fair value of warrants	0.01	(0.76)	(0.29)	(11.18)
Warranty liability expense	-	-	-	9.40
Amortization of intangible assets	0.05	0.08	0.25	0.45
Depreciation	0.00	0.01	0.02	0.06
Goodwill impairment charge	-	-	-	3.11
Restructuring and acquisition-related charges	(0.00)	0.01	0.10	0.88
Other amortization	0.00	0.00	0.00	0.03
Stock-based compensation	0.01	0.01	0.05	0.21
Convertible Preferred stock dividends	-	0.03	-	0.26
Adjusted EBITDA per diluted share	$0.10	$(0.41)	$(0.03)	$(4.49)

BRIDGELINE DIGITAL, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Revenue:
Digital engagement services	$701	$1,015	$3,409	$4,117
Subscription and perpetual licenses	2,004	1,673	7,498	5,835
Total revenue	2,705	2,688	10,907	9,952

Cost of revenue:
Digital engagement services	399	434	1,831	2,070
Subscription and perpetual licenses	486	687	2,676	3,290
Total cost of revenue	885	1,121	4,507	5,360
Gross profit	1,820	1,567	6,400	4,592

Operating expenses:
Sales and marketing	484	1,305	2,614	4,824
General and administrative	519	806	2,455	3,246
Research and development	423	686	1,641	2,185
Depreciation and amortization	237	259	968	620
Goodwill impairment charge	-	-	-	3,732
Restructuring and acquisition-related	(7)	35	366	1,053
Total operating expenses	1,656	3,091	8,044	15,660
Income (loss) from operations	164	(1,524)	(1,644)	(11,068)
Interest and other, net	(4)	1	(7)	(303)
Government grant income (Note 10)	960	-	960	-
Amortization of debt discount	-	-	-	(231)
Warranty liability expense	-	-	-	(11,272)
Change in fair value of warrant liabilities	(50)	2,212	1,028	13,404
Income (loss) before income taxes	1,070	689	337	(9,470)
Provision for income taxes	2	(3)	11	4
Net income (loss)	$1,068	$692	$326	$(9,474)
Dividends on convertible preferred stock	-	(73)	(106)	(315)
Deemed dividend on amendment of Series A convertible preferred stock	-	-	(2,314)	-
Net income (loss) applicable to common shareholders	$1,068	$619	$(2,094)	$(9,789)
Net income/(loss) per share attributable to common shareholders:
Basic	$0.24	$0.22	$(0.59)	$(8.16)
Diluted	$0.24	$0.18	$(0.59)	$(8.16)
Number of weighted average shares outstanding:
Basic	4,419,614	2,795,604	3,555,032	1,199,322
Diluted	4,526,700	2,915,438	3,555,032	1,199,322

BRIDGELINE DIGITAL, INC.
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except share and per share data)
(Unaudited)

	September 30	September 30
	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$861	$296
Accounts receivable, net	665	979
Prepaid expenses	268	351
Other current assets	111	49
Total current assets	1,905	1,675
Property and equipment, net	238	299
Operating lease assets	294	-
Intangible assets, net	2,617	3,509
Goodwill	5,557	5,557
Other assets	49	115
Total assets	$10,660	$11,155

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Current portion of operating lease liabilities	$96	$-
Accounts payable	1,311	1,740
Accrued liabilities	599	835
Paycheck Protection Program Liability (Note 10)	88	-
Deferred revenue	1,511	1,262
Total current liabilities	3,605	3,837
Operating lease liabilities, net of current portion	198	-
Warrant liabilities	2,486	3,514
Other long-term liabilities	15	8
Total liabilities	6,304	7,359

Commitments and contingencies

Stockholders' equity:
Preferred stock - $0.001 par value; 1,000,000 shares authorized;
Series C Convertible Preferred stock: 11,000 shares authorized; 350 shares at September 30, 2020 and 441 shares at September 30, 2019, issued and outstanding	-	-
Series A Convertible Preferred stock: 264,000 shares authorized; no shares outstanding at September 30, 2020 and 262,310 shares at September 30, 2019, issued and outstanding	-	-
Common stock - $0.001 par value; 50,000,000 shares authorized; 4,420,170 shares at September 30, 2020 and 2,798,475 shares at September 30, 2019, issued and outstanding	4	3
Additional paid-in-capital	78,316	75,620
Accumulated deficit	(73,583)	(71,489)
Accumulated other comprehensive loss	(381)	(338)
Total stockholders' equity	4,356	3,796
Total liabilities and stockholders' equity	$10,660	$11,155